SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, For Use of the
[ ] Definitive Proxy Statement                  Commission Only (as permitted by
[X] Definitive Additional Materials             Rule 14a-6(e)(2)
[ ] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12


                                NetCurrents, Inc.
===============================================================================
                (Name of Registrant as Specified in Its Charter)


===============================================================================
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X]  No Fee Required
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

===============================================================================
     (2)  Aggregate number of securities to which transactions applies:


===============================================================================
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


===============================================================================
     (4)  Proposed maximum aggregate value of transaction:


===============================================================================
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:


===============================================================================
     (2)  Form, Schedule or Registration Statement No.:


===============================================================================
     (3)  Filing party:


===============================================================================
     (4)  Date filed:


===============================================================================

July 20, 2001


Dear NetCurrents Shareholder:

The NetCurrents, Inc. annual shareholder meeting scheduled for July 20, 2001 has been adjourned until Wednesday, August 15, 2001 in order to allow additional time for shareholders to cast their vote at this meeting. The meeting will be held at the Bel Age Hotel which is located at 1020 North San Vicente Boulevard, West Hollywood, California 90069. At this year's meeting, we are asking shareholders to vote on six important proposals that are fully explained in the proxy statement that you should have already received.

I URGE YOU TO TAKE THIS OPPORTUNITY TO SAVE THE COMPANY CONSIDERABLE FUTURE EXPENSE ASSOCIATED WITH ADDITIONAL ADJOURNMENTS OF THE SHAREHOLDER MEETING AND TO VOTE YOUR PROXY TODAY.

For your convenience we have enclosed a duplicate proxy card. Please take the time now to sign, date and return the proxy card in the envelope provided. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET, AS EXPLAINED IN THE ENCLOSED INSTRUCTION FORM. If you have any questions, please call MacKenzie Partners, Inc., who has been retained to assist us with the solicitation of proxies, at (800) 322-2885.

Thank you for your continued support.


Sincerely,

NetCurrents, Inc.
Irwin Meyer
Chief Executive Officer and Chairman of the Board of Directors

                                                             ATTN: SHAREHOLDERS

                             TWO EASY WAYS TO VOTE
===============================================================================
VOTE BY TELEPHONE                                             [GRAPHIC OMITTED]

It's fast, convenient and your vote is immediately confirmed and posted.

                         CALL THE TOLL-FREE 1-800 NUMBER
                          LISTED ON THE ENCLOSED VOTING
                                INSTRUCTION FORM

                            FOLLOW THE 4 EASY STEPS:

1.   Read the accompanying Letter and Voting Instruction Form.
2.   Call the toll-free phone number.
3. Enter your 12-digit control number located in the gray shaded box on the right side of your Voting Instruction Form.
4.   Follow the simple instructions.

                             MAKE YOUR VOTE COUNT!

===============================================================================
VOTE BY INTERNET                                              [GRAPHIC OMITTED]

It's fast, convenient and your vote is immediately confirmed and posted.
You will also have the option to register to receive future materials via the Internet, when available.

                                WWW.PROXYVOTE.COM

                            FOLLOW THE 4 EASY STEPS:

1.   Read the accompanying Letter and Voting Instruction Form.

2.   Go to website www.proxyvote.com.

3. Enter your 12-digit control number located in the gray shaded box on the right side of your Voting Instruction Form.

4.   Follow the simple instructions.

                              MAKE YOUR VOTE COUNT!
===============================================================================

                                AND REMEMBER...

    YOUR VOTE BY TELEPHONE OR INTERNET WILL HELP YOUR COMPANY SAVE MONEY!!!

     DO NOT RETURN YOUR VOTING FORM IF YOU VOTED BY TELEPHONE OR INTERNET.